UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):  May 29, 2015

ITT EDUCATIONAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street
Carmel, Indiana 46032-1404
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Press Release issued by ITT Educational Services, Inc. (the “Company”) dated May 29, 2015 reporting the Company’s results of operations and financial condition for the Company’s fiscal quarter and fiscal year ended December 31, 2014, is incorporated herein by reference and furnished to the Securities and Exchange Commission with this report as Exhibit 99.1.

Item 5.08.    Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01.   Other Events.

The Board of Directors of the Company has established July 27, 2015 as the new date of the Company’s 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”). Because the date of the 2015 Annual Meeting has been changed by more than 30 days from the anniversary of the 2014 Annual Meeting of Shareholders, a different deadline applies for submission of proposals by shareholders intended to be included in the Company’s 2015 proxy statement and form of proxy. Shareholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2015 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposal is received by the Company’s Secretary, Ryan L. Roney, at 13000 N. Meridian Street, Carmel, Indiana 46032 on or before the close of business on June 8, 2015, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials for the 2015 Annual Meeting. The June 8, 2015 deadline will also apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

In addition, in accordance with the requirements contained in the Company’s By-Laws, shareholders who wish to bring business before the 2015 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal (including all of the information specified in the Company’s By-Laws) is received by the Company’s Secretary, Ryan L. Roney, at the address specified above no later than the close of business on June 8, 2015. Any such proposal must meet the requirements set forth in the Company’s By-Laws in order to be brought before the 2015 Annual Meeting.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibit is being filed herewith:

Exhibit No.                                    Description

99.1	Press Release issued by ITT Educational Services, Inc. dated May 29, 2015

Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are made based on the current expectations and beliefs of the company's management concerning future developments and their potential effect on the company. The company cannot assure you that future developments affecting the company will be those anticipated by its management. These forward-looking statements involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially are the following: the impact of the company’s late filings with the SEC, including the 2014 Form 10-K and the first quarter 2015 Form 10-Q; the impact of adverse actions by the U.S. Department of Education (the “ED”) related to litigation against the company, the company’s failure to submit its 2013 audited financial statements and 2013 compliance audits with the ED by the due date, and any failure to submit its 2014 audited financial statements and 2014 compliance audits to the ED by the due date; the impact of the consolidation of variable interest entities on the company and the regulations, requirements and obligations that it is subject to; the inability to obtain any required amendments or waivers of noncompliance with covenants under the company’s financing agreement; actions by the New York Stock Exchange to delist the company’s common stock; the company’s inability to remediate material weaknesses, or the discovery of additional material weaknesses, in the company’s internal control over financial reporting; issues related to the restatement of the company’s financial statements for the first three quarters of 2013; the company’s exposure under its guarantees related to private student loan programs; the outcome of litigation, investigations and claims against the company; the effects of the cross-default provisions in the company’s financing agreement; changes in federal and state governmental laws and regulations with respect to education and accreditation standards, or the interpretation or enforcement of those laws and regulations, including, but not limited to, the level of government funding for, and the company's eligibility to participate in, student financial aid programs utilized by the company's students; business conditions in the postsecondary education industry and in the general economy; the company's failure to comply with the extensive education laws and regulations and accreditation standards that it is subject to; effects of any change in ownership of the company resulting in a change in control of the company, including, but not limited to, the consequences of such changes on the accreditation and federal and state regulation of its campuses; the company's ability to implement its growth strategies; the company’s ability to retain or attract qualified employees to execute its business and growth strategies; the company's failure to maintain or renew required federal or state authorizations or accreditations of its campuses or programs of study; receptivity of students and employers to the company's existing program offerings and new curricula; the company’s ability to repay moneys it has borrowed; the company's ability to collect internally funded financing from its students; and other risks and uncertainties detailed from time to time in the company's filings with the U.S. Securities and Exchange Commission. The company undertakes no obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2015

ITT Educational Services, Inc.

By:  /s/ Ryan L. Roney
       Name: Ryan L. Roney
       Title: Executive Vice President, Chief
Administrative and Legal Officer

INDEX TO EXHIBITS

Exhibit No.                                           Description

99.1	Press Release issued by ITT Educational Services, Inc. dated May 29, 2015